UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2008

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 to the Registrant’s Quarterly Report on Form 8-K for the nine months ended September 30, 2008 to amend the earnings release and supplemental information as during the third quarter one of the properties sold as part of a two-property portfolio should have been classified as a development sale rather than a disposition of an operating property.

Item 2.02	Disclosure of Results of Operations and Financial Condition

On November 11, 2008 Regency issued an amended earnings release for the nine months ended September 30, 2008, which is attached as Exhibit 99.1.

On November 11, 2008 Regency posted on its website at www.regencycenters.com amended supplemental information for the nine months ended September 30, 2008 which is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Amended earnings release issued by Regency on November 11, 2008, for the nine months ended September 30, 2008.

Exhibit 99.2	Amended supplemental information posted on its website on November 11, 2008, for the nine months ended September 30, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

Date: November 11, 2008	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President,
Finance and Principal Accounting Officer

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